Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chief Financial Officer of Owl Rock Capital Corporation III (the “Company”), does hereby certify that to the undersigned’s knowledge:

1) the Company’s Form 10-K for the period from June 5, 2020 (Commencement) to December 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2) the information contained in the Company’s Form 10-K for the period from June 5, 2020 (Commencement) to December 31, 2020 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2021	By:	/s/ Bryan Cole
Bryan Cole
Chief Financial Officer and Chief Accounting Officer